UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23490

Exact name of registrant as specified in charter:	abrdn Global Infrastructure Income Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2026

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn Global Infrastructure Income Fund (ASGI)
Semi-Annual Report
March 31, 2026
aberdeeninvestments.com

Distribution Policies  (unaudited)

The Board of Trustees  (the "Board") of the abrdn Global Infrastructure Income Fund (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate, set once a year, that is a percentage of the average daily net asset value ("NAV") for the previous month-end prior to declaration date (the "Distribution Policy"). The Distribution Policy is subject to regular review by the Board. The Distribution Policy seeks to provide investors  with a distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s exemptive order. The Board may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each monthly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, September 30. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced October 1, 2025 through the distributions declared on May 11, 2026 consisted of 7% net investment income, 18% short-term capital gains and 75% long-term capital gains. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.
In January 2027, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2026 calendar year.

abrdn Global Infrastructure Income Fund

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn Global Infrastructure Income Fund (the “Fund”), for the six-month period ended March 31, 2026. The Fund’s principal investment objective is to seek to provide a high level of total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing in a portfolio of income-producing public and private infrastructure equity investments from around the world.
Total Investment Return1
For the six-month period ended March 31, 2026, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark,  is as follows:
NAV[2],[3]	11.96%
Market Price[2]	12.17%
S&P Global Infrastructure Index (Net Total Return)[4]	10.49%
For more information about Fund performance, please visit the Fund on the web at www.aberdeenasgi.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current six-month period end and the prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
3/31/2026	$22.72	$22.36	-1.58%
9/30/2025	$21.51	$21.13	-1.77%
During the six-month period ended March 31, 2026, the Fund’s NAV was within a range of $20.69 to $23.43 and the Fund’s market price traded within a range of $20.34 to $25.64. During the six-month period ended March 31, 2026, the Fund’s shares traded within a range of a premium(+)/discount(-) of -4.21% to 9.85%.
Reorganization
On October 13, 2025, the Fund announced that it had successfully completed the reorganization of abrdn Japan Equity Fund, Inc. (“JEQ”) into ASGI after the close of regular business on October 10, 2025 ("Reorganization"). In the Reorganization, common shareholders of JEQ received an amount of ASGI common shares with a net asset value equal to the aggregate net asset value of their holdings of JEQ common shares, as determined at the close of regular business on October 10, 2025. Any applicable fractional shares were paid as cash-in-lieu to the applicable holder. The Reorganization was structured as a tax-free transaction.
Term Structure Removal
On March 16, 2026, the Fund announced that the Board of Trustees approved a proposal to remove the Fund’s term limit and convert the Fund to a perpetual fund, pending shareholder approval. The Fund was established in 2020 with a defined term of 15 years ending in July 2035. On May 27, 2026, shareholders approved the proposal to amend the Fund’s Amended and Restated Declaration of Trust to remove the provision that requires, with certain exceptions, the Fund to terminate in July 2035 (the “Term Amendment”). Also effective on May 27, 2026, the Fund’s investment advisory agreement with abrdn Inc. is amended to institute breakpoints into the advisory fee payable by the Fund, which at current asset levels will result in an immediate reduction of the Fund's net investment advisory fee and has the potential to reduce the net advisory fees paid by the Fund as its assets increase.
Managed Distribution Policy
The Fund has a managed distribution policy of paying monthly distributions at an annual rate, set once a year, as a percentage of the rolling average of the Fund’s NAV over the preceding month-end prior to declaration date. In March 2026, the Board determined the rolling distribution rate to be 12% for the 12-month period commencing with the distribution payable in April 2026. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the financial statement NAV, which is updated for financial statement rounding and/or financial statement adjustments, and differs from the reported NAVs on the six-month period ended March 31, 2026 and the fiscal year ended September 30, 2025. The Fund’s total return for the six-month period ended March 31, 2026 based on the reported NAV of $22.58 was: 13.69%.The Fund’s total return for the fiscal year ended September 30, 2025 based on the reported NAV of $21.07 was: 12.96%.
{foots1}
[4]	The S&P Global Infrastructure Index (Net Total Return) is an unmanaged index considered representative of stock markets of developed and emerging markets. Indexes are unmanaged and have been provided for comparison purposes only. Indexes are unmanaged and provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Global Infrastructure Income Fund	1

Letter to Shareholders  (unaudited)  (concluded)

The Fund is covered under exemptive relief received by the Fund’s investment adviser from the U.S. Securities and Exchange Commission ("SEC") that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.
On April 10, 2026 and May 11, 2026, the Fund announced that it will pay on April 30, 2026 and May 29, 2026, a distribution of $0.23 per share, to all shareholders of record as of April 22, 2026 and May 21, 2026.
Private Investments
The portion of the Fund's portfolio invested in private placements represented 21.4% of the Fund's assets on March 31, 2026.
Open Market Repurchase Program
On December 12, 2023, the Fund's Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on the Fund's website on a monthly basis. For the period ended March 31, 2026, the Fund did not repurchase any shares through the Program.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial advisor or the Fund's transfer agent.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at
http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at www.sec.gov.
Investor Relations Information
As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenasgi.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, as well as other Fund literature. Enroll in Aberdeen's email services to receive content related to your fund. In addition, you will receive monthly factsheets based on your preferences. Sign up today at www.aberdeenasgi.com.
Contact Us:
•	Visit: www.aberdeenasgi.com
•	Email: Investor.Relations@aberdeenplc.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

{foots1}
All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Global Infrastructure Income Fund

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark for the six-month (not annualized), 1-year, 3-year and since inception (July 29, 2020) periods ended March 31, 2026.
	6 Months	1 Year	3 Years	5 Years	Since Inception
Net Asset Value (NAV)	11.96%	27.70%	14.49%	10.65%	11.81%
Market Price	12.17%	36.99%	20.24%	12.48%	11.60%
S&P Global Infrastructure Index (Net Total Return)	10.49%	25.85%	15.19%	11.14%	12.44%
Performance of a $10,000 Investment (as of March 31, 2026)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s current investment adviser. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Additionally, abrdn Inc. entered into an agreement with the Fund to limit investor relations services fees. This agreement aligns with the term of  the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of March 31, 2026. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenasgi.com or by calling 800-522-5465.
The annualized net operating expense ratio based on the six-month period ended March 31, 2026 was 1.94%. The annualized net operating expense ratio, net of fee waivers, excluding deferred tax expenses based on the six-month period ended March 31, 2026 was 1.62%.
abrdn Global Infrastructure Income Fund	3

Portfolio Summary   (as a percentage of net assets) (unaudited)
As of March 31, 2026

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors. Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors (unaudited)
Industrials	30.7%
Transportation Infrastructure	13.8%
Ground Transportation	10.6%
Construction & Engineering	3.6%
Commercial Services & Supplies	2.7%
Utilities	30.4%
Electric Utilities	13.2%
Multi-Utilities	7.6%
Independent Power Producers & Energy Traders	6.9%
Water Utilities	2.7%
Energy	23.8%
Communication Services	8.1%
Real Estate	3.6%
Financials	1.8%
Information Technology	0.9%
Materials	0.9%
Short-Term Investment	0.7%
Liabilities in Excess of Other Assets	(0.9%)
100.0%

Top Ten Holdings
Trinity Gas Holdings, LLC	4.6%
Sentinel Midstream Highline JV Holdings LLC	3.1%
RWE AG	2.8%
Cheniere Energy, Inc.	2.6%
Enfinity Global Inc., PIK 13.50%, Preferred Shares	2.6%
NextEra Energy, Inc.	2.5%
Ferrovial SE	2.4%
Helios Towers PLC	2.3%
Thunder R&A Investco LLC, Preferred Shares	2.2%
Getlink SE	2.2%
The following table summarizes the composition of the Fund’s portfolio by geographic classification.
Countries
United States	51.3%
Canada	6.8%
France	6.6%
Spain	5.2%
Brazil	3.6%
Mexico	3.4%
Italy	3.3%
United Kingdom	3.0%
Germany	2.8%
Tanzania	2.3%
Other, less than 2% each	11.9%
Short-Term Investment	0.7%
Liabilities in Excess of Other Assets	(0.9%)
100.0%

4	abrdn Global Infrastructure Income Fund

Consolidated Portfolio of Investments (unaudited)
As of March 31, 2026

Shares		Value
COMMON STOCKS—78.1%
ARGENTINA—1.8%
Industrials—0.9%
Corp. America Airports SA(a)	263,365	$ 6,660,501
Materials—0.9%
Loma Negra Cia Industrial Argentina SA, ADR(a)	566,791	6,285,712
Total Argentina		12,946,213
AUSTRALIA—1.1%
Industrials—1.1%
Aurizon Holdings Ltd.	2,902,898	8,013,489
BRAZIL—3.6%
Industrials—3.6%
Motiva Infraestrutura de Mobilidade SA	3,487,400	10,644,284
Rumo SA	4,788,200	15,021,333
		25,665,617
CANADA—3.4%
Energy—1.6%
Enbridge, Inc.	216,100	11,714,543
Industrials—1.8%
Canadian Pacific Kansas City Ltd.	160,000	12,585,600
Total Canada		24,300,143
CHINA—0.9%
Information Technology—0.9%
GDS Holdings Ltd., ADR(a)	161,400	6,502,806
FRANCE—6.6%
Industrials—3.4%
Eiffage SA	29,100	4,462,997
Getlink SE	720,600	15,549,714
Vinci SA	29,900	4,487,966
		24,500,677
Utilities—3.2%
Engie SA	272,800	8,791,646
Veolia Environnement SA	361,789	13,779,098
		22,570,744
Total France		47,071,421
GERMANY—2.8%
Utilities—2.8%
RWE AG	300,900	20,244,191
INDONESIA—0.4%
Communication Services—0.4%
Sarana Menara Nusantara Tbk. PT	100,149,000	2,875,796
ITALY—0.7%
Communication Services—0.7%
Infrastrutture Wireless Italiane SpA(b)	642,189	5,124,859
JAPAN—1.6%
Industrials—1.6%
Japan Airport Terminal Co. Ltd.	347,100	11,491,539
MEXICO—3.4%
Industrials—3.4%
Grupo Aeroportuario del Centro Norte SAB de CV	532,409	7,637,542
Shares		Value

Grupo Aeroportuario del Sureste SAB de CV, Class B	222,200	$ 7,493,036
Promotora y Operadora de Infraestructura SAB de CV	566,470	9,177,996
		24,308,574
NIGERIA—1.4%
Communication Services—1.4%
IHS Holding Ltd.(a)	1,250,500	10,291,615
PHILIPPINES—1.7%
Industrials—1.7%
International Container Terminal Services, Inc.	1,101,100	12,483,551
SPAIN—5.2%
Communication Services—2.1%
Cellnex Telecom SA(a)(b)	473,700	15,231,701
Industrials—1.6%
Aena SME SA(b)	377,600	11,138,179
Utilities—1.5%
EDP Renovaveis SA	693,415	11,113,966
Total Spain		37,483,846
TANZANIA—2.3%
Communication Services—2.3%
Helios Towers PLC(a)	6,989,500	16,827,033
THAILAND—0.9%
Industrials—0.9%
Airports of Thailand PCL	3,969,600	6,333,571
UNITED KINGDOM—3.0%
Utilities—3.0%
National Grid PLC	540,497	9,123,643
SSE PLC	358,900	12,406,669
		21,530,312
UNITED STATES—37.3%
Energy—8.7%
Cheniere Energy, Inc.	65,000	18,444,400
Kinder Morgan, Inc.	393,200	13,183,996
ONEOK, Inc.	170,300	15,393,417
Williams Cos., Inc.	208,100	15,145,518
		62,167,331
Industrials—7.1%
CoreCivic, Inc.(a)	507,400	9,594,934
CSX Corp.	120,400	4,942,420
Ferrovial SE	262,900	17,103,340
Norfolk Southern Corp.	15,600	4,477,200
Union Pacific Corp.	62,000	15,042,440
		51,160,334
Real Estate—3.6%
American Tower Corp., REIT	87,700	15,135,266
Crown Castle, Inc., REIT	129,100	10,497,121
		25,632,387
Utilities—17.9%
American Electric Power Co., Inc.	57,400	7,523,992
American Water Works Co., Inc.	27,100	3,688,039
CenterPoint Energy, Inc.	255,400	11,023,064
Clearway Energy, Inc., Class C	315,095	12,380,083
CMS Energy Corp.	151,010	11,715,356
Duke Energy Corp.	89,000	11,653,660
Essential Utilities, Inc.	89,400	3,600,138
FirstEnergy Corp.	238,426	12,078,661

abrdn Global Infrastructure Income Fund	5

Consolidated Portfolio of Investments (unaudited)  (concluded)
As of March 31, 2026

Shares		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Utilities (continued)
IDACORP, Inc.	69,827	$ 9,983,166
NextEra Energy, Inc.	190,382	17,682,680
PPL Corp.	400,600	15,302,920
TXNM Energy, Inc.	134,900	7,886,254
XPLR Infrastructure LP(a)	397,784	4,224,466
		128,742,479
Total United States		267,702,531
Total Common Stocks		561,197,107
PRIVATE EQUITY(c)(d)—22.1%
CANADA—3.4%
Communication Services—1.2%
NOVA-telMAX HoldCo LLC(a)(e)(f)	–	8,497,709
Industrials—2.2%
Thunder R&A Investco LLC, Preferred Shares(a)(f)(g)(h)(i)	–	16,075,650
Total Canada		24,573,359
CHILE—0.3%
Utilities—0.3%
Arroyo Trinity Direct Investment I, L.P.(f)(g)(h)	–	1,966,412
ITALY—2.6%
Energy—2.6%
Enfinity Global Inc., PIK 13.50%, Preferred Shares(g)(h)(i)	–	18,426,250
NORWAY—1.8%
Financials—1.8%
Onyx LuxCo SARL(a)(f)(g)(h)(i)	–	12,930,360
UNITED STATES—14.0%
Energy—10.9%
Bridge Solar Energy Multifamily Projects Holdco LLC(a)(f)(g)(h)	–	279,656
BSED Holdings I, LLC(a)(f)(g)(h)(i)	–	10,303,905
CAI Co-Invest LP(a)(f)(g)(h)	–	10,402,744
OYA Solar CDG LLC(i)(j)	–	1,775,384
Sentinel Midstream Highline JV Holdings LLC(g)(h)(i)	–	22,501,000
Trinity Gas Holdings, LLC(a)(g)(h)(i)	–	32,988,277
		78,250,966
Industrials—1.4%
BT Co-Invest Fund, L.P.(f)(g)(h)	–	48,764
WR Holdings LLC(a)(g)(h)(i)	–	10,376,572
		10,425,336
Utilities—1.7%
Cresta BBR Co-Invest BL LLC(a)(f)(k)	–	119,544
PCIP I BE COINVEST, LP(a)(f)(g)(h)	–	7,534,153
PCIP I CI Co-Invest, LP(a)(f)(g)(h)	–	4,423,146
		12,076,843
Total United States		100,753,145
Total Private Equity		158,649,526
Shares		Value
SHORT-TERM INVESTMENT—0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(l)	5,379,890	$ 5,379,890
Total Short-Term Investment		5,379,890
Total Investments (Cost $559,354,624)(m)—100.9%		725,226,523
Liabilities in Excess of Other Assets—(0.9%)		(6,667,703)
Net Assets—100.0%		$718,558,820

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Illiquid security.
(d)	Private Equity Investments. See Note 7 of the accompanying Notes to Consolidated Financial Statements.
(e)	NOVA-telMAX HoldCo LLC invests 100% of its capital in Telmax, Inc., in which the Fund's percentage of ownership is approximately 15%.
(f)	Restricted security, not readily marketable. See Notes to Consolidated Financial Statements.
(g)	abrdn Global Infrastructure Income Fund BL, LLC invests 100% of its capital in Arroyo Trinity Direct Investment I, Bridge Solar Energy Multifamily Projects Holdco LLC, BSED Holdings I, LLC, BT Co-Invest Fund, L.P., Climate Adaptive Infrastructure (CAI) Co-Invest Fund LP, Cresta Highline Co-Invest Fund, Enfinity Global Inc., Onyx LuxCo SARL, PCIP I BE COINVEST, LP, PCIP I CI Co-Invest, LP, Sentinel Midstream Highline JV Holdings LLC, Thunder R&A Investco LLC, Trinity Gas Holdings, LLC and WR Holdings LLC in which the Fund's percent of ownership is approximately 2%, 30%, 49%, 9%, 75%, 32%, less than 1%, 17%, 30%, 19%, 18%, 41%, 5% and 5%, respectively.
(h)	Through abrdn Global Infrastructure Income Fund BL, LLC.
(i)	Fair Valued Security. Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange trade price. See Note 2(a) of the accompanying Notes to Consolidated Financial Statements for inputs used.
(j)	Indicates a security that may be restricted in certain markets.
(k)	Cresta Blocker invests 100% of its capital in Cresta Fund LP, in which the Fund's percentage of ownership is approximately 18%.
(l)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of March 31, 2026.
(m)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PIK	Payment-In-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Consolidated Financial Statements.

6	abrdn Global Infrastructure Income Fund

Consolidated Statement of Assets and Liabilities  (unaudited)
As of March 31, 2026

Assets
Investments, at value (cost $553,974,734)	$ 719,846,633
Short-term investment, at value (cost $5,379,890)	5,379,890
Foreign currency, at value (cost $1)	1
Interest and dividends receivable	251,788
Receivable for Article 63 EU Tax Reclaims (Note 2j)	302,551
Tax reclaim receivable	589,799
Prepaid expenses	519,935
Total assets	726,890,597
Liabilities
Deferred tax liability (Note 9)	6,908,990
Investment management fees payable (Note 3)	821,557
Due to custodian	232,431
Trustee fees payable	90,605
Payable to IRS on behalf of shareholders related to Article 63 EU Tax Reclaims (Note 2h)	74,423
Administration fees payable (Note 3)	48,685
Investor relations fees payable (Note 3)	8,329
Other accrued expenses	146,757
Total liabilities	8,331,777

Net Assets	$718,558,820
Composition of Net Assets
Common stock (par value $0.001 per share) (Note 5)	$ 31,629
Paid-in capital in excess of par	581,718,201
Distributable earnings	136,808,990
Net Assets	$718,558,820
Net asset value per share based on 31,628,846 shares issued and outstanding	$22.72

See Notes to Consolidated Financial Statements.
abrdn Global Infrastructure Income Fund	7

Consolidated Statement of Operations  (unaudited)
For the Six-Month Period Ended March 31, 2026

Net Investment Income
Investment Income:
Dividends and other income (includes net refund of foreign withholding taxes of $259,367)	$ 6,885,232
Interest income	108,199
Non-cash income (Note 2i)	1,264,317
Total investment income	8,257,748
Expenses:
Investment management fee (Note 3)	4,618,259
Administration fee (Note 3)	273,675
Trustees' fees and expenses	189,185
Independent auditors’ fees and tax expenses	81,742
Legal fees and expenses	70,440
Custodian’s fees and expenses	67,365
Investor relations fees and expenses (Note 3)	58,481
Reports to shareholders and proxy solicitation	56,741
Insurance expense	13,189
Transfer agent’s fees and expenses	9,356
Miscellaneous	113,209
Total expenses	5,551,642

Net Investment Income	2,706,106
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments (Note 2h)	66,095,404
Foreign currency transactions	(232,961)
65,862,443
Net change in unrealized appreciation/depreciation on:
Investments (Note 2h)	13,085,176
Foreign currency translation	(16,253)
Deferred tax expense	(1,070,482)
11,998,441
Net realized and unrealized gain from investments and foreign currencies	77,860,884
Change in Net Assets Resulting from Operations	$80,566,990

See Notes to Consolidated Financial Statements.
8	abrdn Global Infrastructure Income Fund

Consolidated Statements of Changes in Net Assets

	For the Six-Month Period Ended March 31, 2026 (unaudited)	For the Year Ended September 30, 2025
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$2,706,106	$8,290,690
Net realized gain from investments and foreign currency transactions	65,862,443	21,765,593
Net change in unrealized appreciation on investments and foreign currency translations	11,998,441	50,463,983
Net increase in net assets resulting from operations	80,566,990	80,520,266
Distributions to Shareholders From:
Distributable earnings	(40,796,448)	(35,766,889)
Return of capital	–	(34,857,430)
Net decrease in net assets from distributions	(40,796,448)	(70,624,319)
Proceeds from shares issued from the reorganization resulting in the issuance of 2,675,714 and 0 shares of common stock, respectively (Note 5)	56,080,293	–
Reinvestment of dividends resulting in the issuance of 6,536 and 2,369 shares of common stock, respectively	145,788	49,763
Change in net assets from capital transactions	56,226,081	49,763
Change in net assets	95,996,623	9,945,710
Net Assets:
Beginning of period	622,562,197	612,616,487
End of period	$718,558,820	$622,562,197
Amounts listed as “–” are $0 or round to $0.
See Notes to Consolidated Financial Statements.
abrdn Global Infrastructure Income Fund	9

Consolidated Statement of Cash Flows  (unaudited)
For the Six-Month Period Ended  March 31, 2026

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 80,566,990
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(130,734,560)
Investments sold and principal repayments	176,976,569
Net change in short-term investments	(5,379,890)
Net payment-in-kind interest income	(1,264,317)
Decrease in interest, dividends and other receivables	120,518
Increase in prepaid expenses	(503,536)
Increase in accrued investment management fees payable	151,576
Increase in deferred tax liability	1,070,482
Decrease in other accrued expenses	(64,162)
Net change in unrealized appreciation of investments	(13,085,176)
Net change in unrealized depreciation on foreign currency translation	16,253
Net realized gain on investments transactions	(66,095,404)
Net cash provided by operating activities	41,775,343
Cash flows from financing activities:
Decrease in payable to custodian	$ (5,567,236)
Distributions paid to shareholders	(40,625,334)
Net cash used in financing activities	(46,192,570)
Net increase in cash from Reorganizations	4,264,223
Net change in cash	(153,004)
Unrestricted and restricted cash and foreign currency, beginning of period	78,582
Unrestricted and restricted cash and foreign currency, end of period	$(74,422)

See Notes to Consolidated Financial Statements.
10	abrdn Global Infrastructure Income Fund

Consolidated Financial Highlights

	For the Six-Month Period Ended March 31,	For the Fiscal Years Ended September 30,
	2026 (unaudited)	2025	2024	2023	2022	2021
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$21.51	$21.17	$19.16	$18.93	$22.27	$19.43
Net investment income(a)	0.05	0.18	0.15	0.28	0.04	0.20
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	2.45	2.60	3.85	1.39	(2.01)	3.94
Total from investment operations applicable to common shareholders	2.50	2.78	4.00	1.67	(1.97)	4.14
Distributions to common shareholders from:
Net investment income	(1.29)	(0.48)	(0.39)	(0.68)	(0.22)	(1.20)
Net realized gains	–	(0.76)	(1.08)	(0.76)	(1.15)	(0.10)
Return of capital	–	(1.20)	(0.52)	–	–	–
Total distributions	(1.29)	(2.44)	(1.99)	(1.44)	(1.37)	(1.30)
Net asset value per common share, end of period	$22.72	$21.51	$21.17	$19.16	$18.93	$22.27
Market price, end of period	$22.36	$21.13	$20.21	$16.10	$15.73	$19.93
Total Investment Return Based on(b):
Market price	12.17%	18.55%	39.95%	11.04%	(15.23%)	21.54%
Net asset value	11.96%(c)	15.21%(c)	23.19%(c)	9.80%(c)	(8.70%)(c)	22.39%(c)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$718,559	$622,562	$612,616	$482,924	$167,645	$197,185
Average net assets applicable to common shareholders (000 omitted)	$686,066	$589,139	$513,100	$372,392	$195,544	$196,015
Gross operating expenses	1.94%(d)	2.16%	2.04%	1.85%	1.99%	1.78%
Net operating expenses, net of fee waivers	1.94%(d)	2.16%(e)	2.00%(e)	1.83%(e)	1.99%(e)	1.78%
Net operating expenses, net of fee waivers, excluding deferred tax expense	1.62%(d)	1.65%	1.65%	1.65%	1.79%	1.78%
Net Investment income	0.48%(d)	0.90%	0.73%	1.36%	0.20%	0.92%
Portfolio turnover	24%(f)	23%	15%(g)	28%(h)	25%	28%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Annualized.
(e)	The Fund recorded deferred tax expense associated with its subsidiary’s investments in partnerships of $xx, $3,007,019, $1,797,274, $654,810 and $402,135 for the six months period ended March 31, 2026 and the years ended, September 30, 2025, September 30, 2024, September 30, 2023 and September 30, 2022, respectively.
(f)	Not annualized.
(g)	The portfolio turnover calculation excludes $61,946,459 and $58,008,972 of proceeds received and cost of investments related to rebalancing the portfolio after the fund reorganization which occurred on September 20, 2024.
See Notes to Consolidated Financial Statements.
abrdn Global Infrastructure Income Fund	11

Consolidated Financial Highlights  (concluded)

(h)	The portfolio turnover calculation excludes $194,946,484 and $181,919,462 of proceeds received and cost of investments related to rebalancing the portfolio after the fund reorganization which occurred on March 10, 2023.
Amounts listed as “–” are $0 or round to $0.
See Notes to Consolidated Financial Statements.
12	abrdn Global Infrastructure Income Fund

Notes to Consolidated  Financial Statements (unaudited)
March 31, 2026

1.  Organization
abrdn Global Infrastructure Income Fund (the “Fund”) is a diversified, as defined by the 1940 Act, closed-end management investment company. The Fund was organized as a Maryland statutory trust on November 13, 2019 and seeded with an initial capital amount of $100,000 on June 19, 2020. It commenced operations on July 29, 2020. The Fund’s investment objective is to seek to provide a high level of total return with an emphasis on current income. The investment objective is not fundamental and may be changed by the Board without shareholder approval. There is no assurance that the Fund will achieve its investment objective.
Basis for Consolidation for the Fund
abrdn Global Infrastructure Income Fund BL, LLC (the “Subsidiary”), a Delaware limited liability company, was incorporated on September 28, 2020 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. The Consolidated Portfolio of Investments (“CPOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to the Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.
Fund Reorganization
On October 10, 2025, the Fund acquired the assets and assumed the liabilities of abrdn Japan Equity Fund, Inc. ("JEQ") pursuant to a plan of Reorganization approved by the Board on July 25, 2025 ("Reorganization"). In the Reorganization, common shareholders of JEQ received an amount of ASGI common shares with a net asset value equal to the aggregate net asset value of their holdings of JEQ common shares, as determined at the close of regular business on October 10, 2025. Any applicable fractional shares were paid as cash-in-lieu to the applicable holder. The Reorganization was structured as a tax-free transaction. The Fund is considered the tax survivor and accounting survivor of the Reorganization.
The following is a summary of the net asset value (“NAV”) per share issued as of October 10, 2025.

Acquired Fund	Acquiring Fund NAV per Share ($) 10/10/2025	Conversion Ratio	Shares Issued
abrdn Japan Equity Fund, Inc. (“JEQ”)	20.9590	0.378399	2,675,714
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to
Rule 2a-5 under the 1940 Act, the Board designated abrdn Inc. (the "Adviser" or "Aberdeen"), the Fund's Investment Adviser, as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market

abrdn Global Infrastructure Income Fund	13

Notes to Consolidated  Financial Statements (unaudited)  (continued)
March 31, 2026

data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund  sweeps available cash into the State Street Institutional
U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Investments that are included in this category are private transaction investments that are not able to use NAV as practical expedient as detailed below.
Level 3 investments are valued using significant unobservable inputs. The unobservable inputs disclosed represent the inputs that had the most significant impact on the determination of fair value and reflect management’s assessment of the key assumptions used in the valuation of the security. These inputs were selected after consideration of a range of available information relevant to the issuer and the security, including information obtained from the issuer (such as analysis of financial statements, products, intended markets, or technologies), and other factors deemed relevant to the valuation. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The Fund may also invest in infrastructure investments through private transactions, which represented 22.1% of the net assets of the Fund as of March 31, 2026. For certain of the private equity investments, the Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund determined that the use of the practical expedient was appropriate as the investments in private investment companies did not have readily determinable fair values. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s

14	abrdn Global Infrastructure Income Fund

Notes to Consolidated  Financial Statements (unaudited)  (continued)
March 31, 2026

entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. In such cases, the Fund may make adjustments to the NAV reported by the private investment company based on market or economic changes, which can include market fluctuations or other economic conditions for which it may be necessary to adjust a reported NAV. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher or lower than the values that the Fund ultimately realizes upon the disposal of such investments. These holdings are not considered part of the three-level hierarchy and therefore are only represented in the total below.

The following is a summary of the inputs used as of March 31, 2026 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Consolidated Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$368,628,134	$192,568,973	$–	$561,197,107
Private Equity	–	–	98,997,843	98,997,843
Short-Term Investment	5,379,890	–	–	5,379,890
Total	$374,008,024	$192,568,973	$98,997,843	$665,574,840
Private Equity(a)				59,651,683
Total Investments in Securities				$725,226,523
Amounts listed as “–” are $0 or round to $0.
(a)	Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

Rollforward of Level 3 Fair Value Measurements For the Six Months Ended March 31, 2026
Investments in Securities	Balance as of September 30, 2025	Net Realized Gain (Loss) and Change in Unrealized Appreciation/ Depreciation	Net Purchases	Net Sales	Balance as of March 31, 2026	Change in Unrealized Appreciation/ Depreciation from Investments Held at March 31, 2026
Private Equity
Italy	$17,579,799	$(417,866)	$1,264,317(b)	$-	$18,426,250	$(417,866)
Norway	-	2,073,405	10,856,955	-	12,930,360	2,073,405
United States	64,835,805	2,748,978	56,450	-	67,641,233	2,748,978
Total	$82,415,604	$4,404,517	$12,177,722	$-	$98,997,843	$4,404,517
Amounts listed as “–” are $0 or round to $0.
(b)	Payment in kind interest that was received during the reporting period as reported on the Statement of Operations as non-cash income.

abrdn Global Infrastructure Income Fund	15

Notes to Consolidated  Financial Statements (unaudited)  (continued)
March 31, 2026

Description	Fair Value at March 31, 2026	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between Fair Value and Input; if Input value increases then Fair Value:
Private Equity	$18,426,250	Income Approach	Discount Rate	15.62%	15.62%	Decrease
	$12,930,360	Market Approach	Transaction Price	N/A	N/A	N/A
	$1,775,384	Income Approach	Discount Rate	19.00%	19.00%	Decrease
	$22,501,000	Market Approach Income Approach	EBITDA Multiple Discount Rate Weighting of Methodologies	8.0x 13.00% 50.00%	8.0x 13.00% 50.00%	Increase Decrease N/A
	$32,988,277	Income Approach	Discount Rate	20.00%	20.00%	Decrease
	$10,376,572	Market Approach	EBITDA Multiple	15.7x	15.7x	Increase
Total	$98,997,843
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) fair value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

16	abrdn Global Infrastructure Income Fund

Notes to Consolidated  Financial Statements (unaudited)  (continued)
March 31, 2026

e.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
f.  Distributions:
The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
g.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
For tax purposes, the Subsidiary is not a RIC and is a separate taxable entity not consolidated for tax purposes. As such, it is taxed at normal corporate tax rates based on taxable income and, as a result of its activities, may generate an income tax provision or benefit. The taxable income or loss of the Subsidiary may differ from its book income or loss due to temporary book and tax timing differences and permanent differences. This income tax provision, or benefit, if any, and the related tax assets and liabilities are reflected in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended September 30, 2025 will be subject to such review when available.
Deferred tax assets and liabilities are recorded for losses or income at the Subsidiary using statutory tax rates. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.
h.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholding taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under U.S. GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on investments.
i.  Payment-In-Kind:
The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind ("PIK") the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. PIK interest income is reflected as non-cash income on the Consolidated Statement of Operations.
j.  Article 63 EU Tax Reclaims
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, the Fund recognizes Article 63 EU Tax Reclaims when it is more likely than not that the Fund will sustain its position that it is due. As of March 31, 2026, the Fund has remaining Article 63 EU Tax Reclaims, primarily related to France and the total amount of outstanding reclaims (before the impact of interest, tax or additional costs incurred in the pursuit of such reclaims) filed with France represents approximately $309,295. These amounts net of estimated taxes represent $234,872.

abrdn Global Infrastructure Income Fund	17

Notes to Consolidated  Financial Statements (unaudited)  (continued)
March 31, 2026

3.  Agreements and Transactions with Affiliates
a.  Investment Adviser and Sub-Adviser:
abrdn Inc. and abrdn Investments Limited serve as the Fund’s Investment Adviser and Sub-Adviser, respectively, pursuant to an investment advisory agreement (the “Advisory Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement”) with the Fund. abrdn Inc. and abrdn Investments Limited are wholly-owned indirect subsidiaries of Aberdeen Group plc. In rendering advisory services, the Investment Adviser and Sub-Adviser (together, the "Advisers") may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.
As compensation for its services to the Fund prior to May 27. 2026, abrdn Inc. received an annual investment advisory fee of 1.35% based on the Fund’s average daily Managed Assets, computed daily and payable monthly. Effective May 27, 2026, abrdn Inc. receives a monthly fee computed daily at the annual rate of (i) 1.35% of the Fund's average daily Managed Assets up to $500 million; (ii) 1.30% of the Fund's average daily Managed Assets between $500 million and $1 billion; and (iii) 1.25% of the Fund's average daily Managed Assets in excess of $1 billion. “Managed Assets” is defined as total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred stock that may be outstanding). Under the Sub-Advisory Agreement, abrdn Inc. is responsible for the payment of fees to abrdn Investments Limited. For the six-month period ended March 31, 2026, the Investment Adviser earned $4,618,259 for advisory services.
Effective March 10, 2023, the Investment Adviser entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.65% of the average daily net assets of the Fund on an annualized basis for twelve months (the "Expense Limitation"). The Expense Limitation was renewed and continued effective upon the close of the JEQ Reorganization as an Amended and Restated Expense Limitation Agreement. The Amended and Restated Expense Limitation Agreement may not be terminated before October 10, 2026, without the approval of the Fund's trustees who are not “interested persons” of the Fund (as defined in the 1940 Act). For the six-month period ended March 31, 2026, the Adviser did not waive any Fund's expenses pursuant to the Expense Limitation Agreement.
The Fund may reimburse the Investment Adviser for the advisory fees waived or reduced and other payments remitted by the Investment
Adviser and other expenses reimbursed as of a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the "Reimbursement Requirements").
b.  Fund Administration:
abrdn Inc. is the Fund’s Administrator, pursuant to an agreement under which abrdn Inc. receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average daily net assets. For the six-month period ended March 31, 2026,  abrdn Inc. earned $273,675 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Investment Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
During the six-month period ended March 31, 2026, the Fund incurred investor relations fees of approximately $58,481. For the six-month period ended March 31, 2026, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended March 31, 2026, were $129,645,581 and $176,992,680, respectively.
5.  Capital
The Fund is authorized to issue 100,000,000 common shares with par value $0.001. As of March 31, 2026, there were 31,628,846 common shares issued and outstanding.

18	abrdn Global Infrastructure Income Fund

Notes to Consolidated  Financial Statements (unaudited)  (continued)
March 31, 2026

6.   Open Market Repurchase Program
The Board approved an open market repurchase program (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. On a quarterly basis, the Fund's Board will receive information on any transactions made pursuant to this policy during the prior quarter and, if shares are repurchased, management will post the number of shares repurchased on the Fund's website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period as of September 30 of the prior year. For the six-month period ended March 31, 2026, the Fund did not repurchase any shares through this program.

7.  Private Equity Investments
Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at NAV as a practical expedient.
Security	Acquisition Date(s)	Commitment	Funded	Unfunded	Cost	Fair Value at March 31, 2026	Percent of Net Assets	Cumulative Distributions Received
Arroyo Trinity Direct Investment I, L.P.	10/20/21	$2,000,000	$2,000,000	$-	$1,083,978	$1,966,412	0.27	$1,337,692
Bridge Solar Energy Multifamily Projects Holdco LLC	9/30/25, 12/22/25, 2/13/26	10,000,000	1,575,688	8,424,312	157,278	279,656	0.04	1,817,354
BSED Holdings I, LLC	7/17/24-1/16/26	10,000,000	10,000,000	-	10,000,000	10,303,905	1.43	-
BT Co-Invest Fund, L.P.	7/1/21	3,238,849	3,238,849	-	20,072	48,764	0.01	9,448,134
CAI Co-Invest LP	10/27/20-1/7/26	13,500,000	10,004,775	3,495,225	8,793,972	10,402,744	1.45	673,931
Cresta BBR Co-Invest BL LLC	9/8/20	3,000,000	3,000,000	-	3,000,000	119,544	0.02	-
NOVA-telMAX HoldCo LLC	2/10/21	5,000,000	5,000,000	-	5,055,068	8,497,709	1.18	-
Onyx LuxCo SARL	11/20/25	10,814,764	10,814,764	-	10,859,655	12,930,360	1.80	-
PCIP I BE COINVEST, LP	12/17/25	12,000,000	6,172,578	5,827,422	6,518,456	7,534,153	1.05	129,216
PCIP I CI Co-Invest, LP	6/27/24-2/13/26	10,000,000	4,510,777	5,489,223	4,643,691	4,423,146	0.61	-
Thunder R&A Investco LLC, Preferred Shares	1/9/25-1/2/26	14,000,000	14,000,000	-	14,302,537	16,075,650	2.24	-
Amounts listed as “–” are $0 or round to $0.
The Fund may incur certain costs in connection with the disposition of the above securities.
8.  Portfolio Investment Risks
a.   Infrastructure-Related Investments Risk:
Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. For more information about

abrdn Global Infrastructure Income Fund	19

Notes to Consolidated  Financial Statements (unaudited)  (continued)
March 31, 2026

the specific risks by which infrastructure-related issuers may be particularly affected, please see the back of this shareholder report.
b.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
c.  Risks Associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
d.  Risks Associated with Emerging Markets:
The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.
e.  Private Company Securities Risk:
The Fund’s investments in private companies may be subject to higher risk than investments in securities of public companies. Little public information may exist about many of the issuers of these securities, and the Fund will be required to rely on the ability of the Investment Adviser and Sub-Adviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. If the Investment Adviser or Sub-Adviser are unable to obtain all material information about the issuers of these securities, it may be difficult to make a fully informed investment decision, and the Fund may lose some or all of its investment in these securities. These factors could subject the Fund to greater risk than investments in securities of public companies and negatively affect the Fund’s investment returns, which could negatively impact the dividends paid to you and the value of your investment. In addition, the Fund will likely be able to sell its investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its investments in private companies or, if successfully arranged, that the Fund will be able to obtain favorable values upon the sale of its investments in private companies in such transactions.
f.  REIT and Real Estate Risk:
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions; reduced demand for commercial and office space; increased

20	abrdn Global Infrastructure Income Fund

Notes to Consolidated  Financial Statements (unaudited)  (continued)
March 31, 2026

maintenance or tenant improvement costs to convert properties for other uses; default risk of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments when the Fund invests in REITs.
g.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
The Fund investments primarily in infrastructure-related issuers. Infrastructure-related issuers fall into multiple market sectors. The Fund currently anticipates that it will be heavily exposed to the industrials and utilities sectors.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Utilities Sector Risk. To the extent that the utilities sector represents a significant portion of the Fund's portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the utilities sector may be adversely impacted by many factors, including, among others, general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, and other government regulations.
For more information about the risks of other infrastructure-related sectors, see also “Infrastructure-Related Investments Risk” and “Industry Specific Risks” in the “Additional Information Regarding the Fund  - RISK FACTORS” section of this report.
h.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of March 31, 2026, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$507,307,457	$147,993,061	$(20,309,441)	$127,683,620
abrdn Global Infrastructure Income Fund	21

Notes to Consolidated  Financial Statements (unaudited)  (continued)
March 31, 2026

11.  Fund Reorganization
On October 10, 2025, the Fund acquired all of the assets and assumed all of the liabilities of the abrdn Japan Equity Fund, Inc. (the “Acquired Fund”) pursuant to plans of reorganization approved by the Board on July 25, 2025 (“Reorganization”).
The acquisition was accomplished by a tax-free exchange as follows:
7,071,140 shares of the Acquired Fund, fair valued at $56,080,293 for 2,675,714 shares of the Acquiring Fund.
The investment portfolio and cash of the Acquired Fund, with a fair value of $56,004,305 and identified cost of $32,614,041 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquiring Fund acquired capital loss carryovers of $5,154,708 which is subject to loss limitations from the Acquired Fund. Immediately prior to the merger, the investment portfolio and cash of the Fund was $606,894,285.
Assuming that the Reorganizations had been completed on October 1, 2025, the Fund’s pro forma results of operations for the six months ended March 31, 2026, are as follows:

Net investment income	$2,698,594
Net realized and unrealized loss from investments	75,661,124
Net increase in net assets from operations	78,359,718
Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statement of Operations since October 10, 2025.

The chart below shows a summary of net assets and shares outstanding, before and after the Reorganization.
	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
Before Reorganization
abrdn Japan Equity Fund, Inc.	7,071,140	$ 56,080,293	$ 7.93	$ 23,382,371	$ 7,368,314
abrdn Global Infrastructure Income Fund	28,946,561	606,692,422	20.96	97,946,771	(26,485,005)
Total		$662,772,715		$121,329,142	$ (19,116,691)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
After Reorganization
abrdn Global Infrastructure Income Fund	31,622,275	$662,772,715	$20.96	$121,329,142	$(19,116,691)
12.  Segment Reporting
Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources. The Chief Financial Officer of the Fund acts as the Fund's CODM. The CODM monitors the operating results of the Fund as a whole, and the Fund's asset allocation is managed in accordance with its Prospectus. The Fund operates as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. The Fund's portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within the Fund's financial statements.
Segment assets are reflected on the Fund's Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
13.  Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Fund has adopted ASU 2023-09 as of March 31, 2026 with no material impact on the Fund’s financial statements.

22	abrdn Global Infrastructure Income Fund

Notes to Consolidated  Financial Statements (unaudited)  (concluded)
March 31, 2026

14.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of March 31, 2026, other than as noted below.
On April 10, 2026 and May 11, 2026, the Fund announced that it will pay on April 30, 2026 and May 29, 2026, a distribution of $0.23 per share, to all shareholders of record as of April 22, 2026 and May 21, 2026.

abrdn Global Infrastructure Income Fund	23

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

24	abrdn Global Infrastructure Income Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn Global Infrastructure Income Fund	25

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Corporate Information

Trustees
Todd Reit, Chair effective May 27, 2026*
Gordon A. Baird
Alan Goodson
Thomas W. Hunersen
Chris LaVictoire Mahai
John Sievwright
Nancy Yao
*  P. Gerald Malone was a Trustee and Chair as of March 31, 2026 and retired from the Board effective May 27.2026 as presented in the annual proxy.
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Investment Sub-Adviser
abrdn Investments Limited
1 George Street
Edinburgh, EH2 2LL
United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenplc.com

The Financial Statements as of March 31, 2026, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Global Infrastructure Income Fund are traded on the NYSE under the symbol “ASGI.” Information about the Fund’s net asset value and market price is available at www.aberdeenasgi.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Global Infrastructure Income Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

ASGI-SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs(1)
Month #1 (Oct. 1, 2025 — Oct. 31, 2025)	—	—	—	2,894,659
Month #2 (Nov. 1, 2025 — Nov. 30, 2025)	—	—	—	2,894,659
Month #3 (Dec. 1, 2025 — Dec. 31, 2025)	—	—	—	2,894,659
Month #4 (Jan. 1, 2026 — Jan. 31, 2026)	—	—	—	2,894,659
Month #5 (Feb. 1, 2026 — Feb. 28, 2026)	—	—	—	2,894,659
Month #6 (Mar. 1, 2026 — Mar. 31, 2026)	—	—	—	2,894,659
Total	—	—	—

(1)	On December 14, 2023, the Fund publicly announced that the Board of Trustees had approved an open market share repurchase program (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund's website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period as of September 30 of the prior year. For the period ended March 31, 2026, the Fund did not repurchase any shares through this program.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended March 31, 2026, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation

Not appliable

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5) and (c)(6) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Global Infrastructure Income Fund

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Global Infrastructure Income Fund

Date: June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Global Infrastructure Income Fund

Date: June 8, 2026

By:	/s/Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Global Infrastructure Income Fund

Date: June 8, 2026